UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 22, 2019

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On February 22, 2019, Equitrans Midstream Corporation, a Pennsylvania corporation (ETRN), completed its previously announced simplification transaction pursuant to that certain Agreement and Plan of Merger, dated as of February 13, 2019 (the IDR Merger Agreement), by and among ETRN, EQM Midstream Partners, LP, a Delaware limited partnership (EQM), EQM Midstream Services, LLC, a Delaware limited liability company and the former general partner of EQM (the Former EQM General Partner), EQGP Holdings, LP, a Delaware limited partnership (EQGP), EQGP Services, LLC, a Delaware limited liability company and the new general partner of EQM (the New EQM General Partner), Equitrans Merger Sub, LP, a Delaware limited partnership (Merger Sub), and certain other parties thereto. Pursuant to the IDR Merger Agreement, on February 22, 2019, (i) Merger Sub merged with and into EQGP (the Merger) with EQGP continuing as the surviving limited partnership and a wholly owned subsidiary of EQM following the Merger, and (ii) each of (a) the incentive distribution rights in EQM (the IDRs), (b) the economic portion of the general partner interest in EQM and (c) the issued and outstanding common units representing limited partner interests in EQGP were cancelled, and, as consideration for such cancellation, certain affiliates of ETRN received 80,000,000 newly-issued EQM common units and 7,000,000 newly-issued Class B units (Class B units), both representing limited partner interests in EQM, and the New EQM General Partner retained the non-economic general partner interest in EQM (the EQM IDR Transaction).

EQM is an indirect subsidiary of ETRN. As a result, the Board of Directors of the Former EQM General Partner established a Conflicts Committee (the Conflicts Committee) to review, evaluate and negotiate the EQM IDR Transaction for and on behalf of EQM, its subsidiaries and its public unitholders. The Conflicts Committee, by unanimous vote, determined that the EQM IDR Transaction is in the best interests of EQM and its subsidiaries and its public unitholders, approved the EQM IDR Transaction, and recommended to the Board of Directors of the Former EQM General Partner approval of the EQM IDR Transaction.

At the effective time of the EQM IDR Transaction, the 21,811,643 EQM common units held by EQGP were cancelled and 21,811,643 EQM common units were issued pro rata to the holders of EQGP common units. As a result of the EQM IDR Transaction, (i) the New EQM General Partner replaced the Former EQM General Partner as the general partner of EQM and (ii) the IDRs and economic general partner interest in EQM were cancelled and are no longer outstanding.

The Class B units are divided into three tranches, with the first tranche of 2,500,000 Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2021, the second tranche of 2,500,000 Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2022, and the third tranche of 2,000,000 Class B units becoming convertible at the holder’s option into EQM common units on April 1, 2023 (each, a Class B unit conversion date). Additionally, the Class B units will become convertible at the holder’s option into EQM common units immediately before a Change of Control (as defined in the Amended and Restated EQM Partnership Agreement (as defined below)) of EQM. Until the applicable Class B unit conversion date (or, if earlier, a Change of Control), the Class B units will not be entitled to receive any distributions of available cash. After the applicable Class B unit conversion date (or, if earlier, a Change of Control), whether or not such Class B units have been converted into EQM common units, the Class B units will participate pro rata with the EQM common units in distributions of available cash.

In connection with the EQM IDR Transaction, the Second Amended and Restated Agreement of Limited Partnership of EQM, dated October 12, 2018 (the EQM Partnership Agreement), was amended and restated to, among other things, reflect the cancellation of the IDRs and the restructuring of the general partner interest in EQM, the issuance of the EQM common units and the issuance of the Class B units pursuant to the EQM IDR Transaction and the admission of the New EQM General Partner as the general partner of EQM (as amended and restated, the Amended and Restated EQM Partnership Agreement).

As of February 22, 2019, and following the EQM IDR Transaction, EQM owns, directly or indirectly, 100% of the limited partner interests and all of the non-economic general partner interest in EQGP, and ETRN indirectly owns 117,245,455 EQM common units and all 7,000,000 Class B units, collectively representing a 59.9% limited partner interest in EQM.

The summary of the EQM IDR Transaction set forth above does not purport to be complete and is qualified by reference to the full text of the IDR Merger Agreement, a copy of which is filed as Exhibit 2.1 to ETRN’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the SEC) on February 14, 2019 and is incorporated herein by reference, and the Amended and Restated EQM Partnership Agreement, a copy of which is filed as Exhibit 3.2 to EQM’s Current Report on Form 8-K filed with the SEC on February 22, 2019 and is incorporated herein by reference.

Item 7.01.                                        Regulation FD.

On February 22, 2019, ETRN and EQM issued a joint news release related to the consummation of the EQM IDR Transaction, a copy of which news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of ETRN’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	News release, dated as of February 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: February 22, 2019	By:	/s/ Kirk R. Oliver
		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer